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                                                                     EXHIBIT 4.1

                   [THE MANAGEMENT NETWORK GROUP, INC. LOGO]

        COMMON STOCK                                                COMMON STOCK
           NUMBER                                                      SHARES
           TMNG-

INCORPORATED UNDER THE LAWS                                    CUSIP 561693 10 2
  OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                       THE MANAGEMENT NETWORK GROUP, INC.

THIS CERTIFIES THAT


IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE ONE TENTH OF ONE CENT
                              ($.001) PER SHARE OF
                       THE MANAGEMENT NETWORK GROUP, INC.

transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

                                     [SEAL]

Dated:

 [Signature Illegible]                   [Signature Illegible]
            SECRETARY                    PRESIDENT AND CHIEF EXECUTIVE OFFICER


                         COUNTERSIGNED AND REGISTERED:
                                                  UMB BANK, N.A.
                                             (KANSAS CITY, MISSOURI)


                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                              AUTHORIZED OFFICER

                         CFC NORTHERN BANK NOTE COMPANY

Please                Proof Prepared On Above Date                  P.O. Box 608
Phone approval                                          LaGrange, Illinois 60525
necessitates                       Proof Approved:                  708/482-3900
returning a signed                                              Fax 708/482/3332
copy, the final       By:______________________
approved proof for    Date_____________________
our records.
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257776QX 102                                 TUESDAY NOVEMBER 9, 1999

                       THE MANAGEMENT NETWORK GROUP, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGES TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be continued as through they were written out.

TEN COM - as tenants in common     UNIF GIFT MIN ACT. _______Custodian _________
TEN ENT - as tenants by the                           (Cust)            (Minor)
          entireties
JT TEN - as joint tenants with                    under Uniform Gifts to Minors
         right of survivorship and
         not as tenants in common              Act _____________________________
                                                            (State)

For Value received_________________________hereby sell, assign and transfer into


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
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--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated____________             X_________________________________________________

                              X_________________________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:

By______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKHOLDERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLLION PROGRAM, PURSUANT
TO S.E.C., RULE 17AD-15.


                             CFC NORTHERN BANK NOTE COMPANY, L.L.C.
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      Phone approval            Proof Prepared On Above Date        P.O. Box 608
      necessitates                  Proof Approved:     LaGrange, Illinois 60525
      returning a signed                                            708/482-3900
      copy of the final       By____________________________    Fax 708/482-3332
      approved proof for
      our records.            Date__________________________
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